[Logo] Province                   Charge/Mortgage of Land
       of Ontario        Form 2 - Land Registration Reform Act, 1984          B

                                        CERTIFICATE OF REGISTRATION
                                                   771376

                                           '97 APR 11 PM  3 44

FOR OFFICE USE ONLY
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New Property Identifiers

                                                 Additional See Schedule  |    |
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Executions

                                                 Additional See Schedule  |    |
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(1) Registry  |X|     Land Titles | |   (2) Page 1 of 29 pages
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(3) Property        Block          Property
    Identifier(s)
                                                 Additional See Schedule  |    |
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(4) Principal Amount
ONE HUNDRED MILLION UNITED STATES
                                   Dollars $100,000,000 U.S.
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(5) Description

    Part of Lot Thirty-Three (33), Concession One (1), (formerly of the Township of Normanby), Part of Lot Ten (10) and Part of Duke Street according to Foster's Survey of Part of the Town of Mount Forest, in the County of Wellington and as more particularly described in the Schedule attached page
    23. Appendix "A".

    SEE SCHEDULE
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(6) This     (a) Redescription     (b) Schedule for
    Document     New Easement                         Additional
    Contains     Plan/Sketch  |  |     Description |X| Parties  | | Other |X|
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(7) Interest/Estate Charged
    Fee Simple

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(8) Standard Charge Terms - The parties agree to be bound by the provisions in
    Standard Charge Terms filed as number           and the Chargor(s)
    hereby acknowledge(s) receipt of a copy of these terms.          n/a
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(9) Payment Provisions
    (a) Principal                 (b) Interest
        Amount $100,000,000 U.S.      Rate     SEE SCHEDULE % per annum
    (c) Calculation Period    SEE SCHEDULE
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        Interest    Y    M    D       Payment
    (d) Payment                   (e) Date and
        Date                          Period   SEE SCHEDULE
        First       Y    M    D
    (f) Payment
        Date
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        Last        Y    M    D       Amount
    (g) Payment                   (h) of Each
        Date                          Payment                  Dollars $
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        Balance     Y    M    D
    (i) Due Date                  (j) Insurance                Dollars $
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(10) Additional Provisions

THIS CHARGE IS A DEBENTURE

                                                               Continued on
                                                               Schedule    | x |
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(11) Chargor(s) The chargor hereby charges the land to the chargee

 ................................................................................

 ................................................................................
The chargor(s) acknowledge(s) receipt of a true copy           Date of Signature
of this charge.                                                 Y      M      D
Name(s)                        Signature(s)
#1 APPAREL CANADA INC.         /s/ D. Bruce Randall            1997    04    11
 ................................................................................
                               Per: D. Bruce Randall, Secretary

 ............................... ................................................

 ............................... ................................................
I/We have authority to bind the corporation

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(12) Spouse(s) of Chargor(s) I hereby consent to               Date of Signature
     this transaction.                                          Y      M      D
Name(s)                        Signature(s)

 ............................... ................................................

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(13) Chargor(s) Address
     for Service
               375 Sligo Road West, P.O. Box 850, Mount Forest, Ontario N0G 2L0
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(14) Chargee(s)

     THE CHASE MANHATTAN BANK

 ................................................................................

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(15) Chargeee(s) Address
     for service    633 Third Avenue, New York, New York, USA 10017
                    Attention: Credit Deputy
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(16) Assessment Roll Number   Cty.  Mun.  Map  Sub.   Par
          of Property                                         NOT ASSIGNED
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(17) Municipal Address of Property           (18) Document Prepared by:
                                                  FRASER & BEATTY
                                                  P.O. BOX 100
     MULTIPLE                                     FIRST CANADIAN PLACE
                                                  TORONTO, ONTARIO M5X 1B2
                                                  ATT: R. Matheson
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FOR OFFICE USE ONLY
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                    FEES
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Registration Fee              50.00
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=======================================
    Total                     50.00
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

                                                       Gtee of U.S. Form (#1ACI)

                             #1 APPAREL CANADA INC.
           (Continued under the laws of the Province of New Brunswick)

                                    DEBENTURE                  $100,000,000 U.S.

A. PROMISE TO PAY

1. #1 APPAREL CANADA INC. (the "Company") for value received hereby agrees with THE CHASE MANHATTAN BANK for its own benefit and for the pro rata benefit of certain Lenders (as hereafter defined) from time to time (the "Secured Party") that it will, subject to the provisions of that certain Delivery Agreement made in favour of the Lenders by the Company of even date herewith (the "Delivery Agreement") on demand pay to the Secured Party the principal sum of ONE HUNDRED MILLION UNITED STATES DOLLARS ($100,000,000 U.S.). The Company will also, subject to the provisions of the Delivery Agreement, pay to the Secured Party, as and when demanded, interest on the said principal sum. The Company will pay such interest at the rate of 25% per annum calculated and payable monthly not in advance, both before and after demand and before and after default, judgment and execution from the date hereof until payment in full of all amounts owing hereunder.

B. GRANT OF MORTGAGES, CHARGES AND SECURITY INTERESTS

2. As security for payment of the principal and interest and all other indebtedness and liability from time to time payable hereunder, the Company hereby:

      (a) mortgages and charges (subject to the exceptions as to leaseholds hereinafter contained) as and by way of a fixed and specific mortgage and charge to and in favour of the Secured Party, and grants to the Secured Party a security interest in, all real and immovable property (including, by way of sublease, leasehold lands) now or hereafter owned or acquired by the Company and all buildings, erections, improvements, fixtures and plant now or hereafter owned or acquired by the Company (whether the same form part of the realty or not) and all appurtenances to any of the foregoing including without limiting the generality of the foregoing the property described in Appendix "A" hereto (collectively, the "Lands"); "real and

                                                                              2.


immovable property" shall include any interest in or right with respect to real and immovable property;

      (b) mortgages and charges to the Secured Party as and by way of a fixed and specific mortgage and charge, and grants to the Secured Party a security interest in all present and future:

            (i) income, revenues and profits derived from any tenancy, use or occupation of the Lands and rents and other sums payable to the Company pursuant to the terms of any leases, licences, subleases, agreements to lease, license or sublease, or rights to occupy the Lands (each a "lease");

            (ii) benefits, advantages and powers to be derived from such leases, with full power and authority to demand, sue for, recover, receive and give receipts for all rents and other moneys payable thereunder and otherwise to enforce the rights of the landlord thereunder on behalf of and in the name of the Company; and

            (iii) benefit of all guarantees and indemnities with respect to any leases and the performance of any obligations of any tenant thereunder;

      (c) mortgages and charges to the Secured Party as and by way of a fixed and specific mortgage and charge, and grants to the Secured Party a security interest in, all its present and future equipment, including, without limiting the generality of the foregoing, all fixtures, plant, machinery, tools and furniture now or hereafter owned or acquired and any equipment specifically listed or otherwise described in Appendix "B" hereto;

      (d) mortgages and charges to the Secured Party, and grants to the Secured Party a security interest in, all its present and future inventory, including, without limiting the generality of the foregoing, all raw materials, goods in process, finished goods and packaging material and goods acquired or held for sale or furnished or to be furnished under contracts of rental or service;

      (e) mortgages and charges to the Secured Party, and grants to the Secured Party a security interest in, all its other goods and tangible personal property;

      (f) mortgages and charges to the Secured Party, and grants to the Secured Party a security interest in all its present and future intangibles, including, without limiting the generality of the foregoing, all its present and future book debts, accounts and other amounts receivable, contract rights and chooses in action of every kind or nature including insurance rights arising from or out of the assets referred to in subparagraphs (a), (b), (c), (d) or (e) hereof, goodwill, chattel paper,

                                                                              3.


instruments of title, negotiable documents of title, investments, money and securities and all dividends, income or other distributions, whether paid or distributed in cash, securities or other property, in respect of any of the property described in this section 2;

      (g) charges in favour of the Secured Party as and by way of a floating charge, and grants to the Secured Party a security interest in, its business and undertaking and all its property and assets, real and personal, moveable or immovable, of whatsoever nature and kind, both present and future (other than property and assets hereby validly assigned or subjected to a specific mortgage, charge or security interest by subparagraphs (a), (b), (c), (d), (e) or (f) hereof and the exceptions hereinafter contained); and

      (h) mortgages and charges in favour of the Secured Party and grants to the Secured Party a security interest in the proceeds arising from any of the assets referred to in this paragraph 2;

all of which present and future property and assets of the Company referred to in subparagraphs 2 (a), (b), (c), (d), (e), (f), (g) and (h) hereof are hereinafter collectively called the "Charged Assets". All rights of the Secured Party hereunder, the security, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any loan document including the guarantee granted by the Company to the Secured Party with respect to the obligations of SLM International, Inc., Maska U.S., Inc. and #1 Apparel, Inc. (the "Borrowers") dated as of April 1, 1997 (the "Guarantee") or the Credit Agreement dated as of April 1, 1997 among the Borrowers and the Secured Party and certain lenders named therein (such lenders, and any other lenders from time to time herein called the "Lenders") (which, as amended, supplemented or restated from time to time is herein called the "Credit Agreement") any other agreement with respect to the indebtedness and liability secured hereby or any other agreement or instrument relating to the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the indebtedness and liability under the Guarantee or any indebtedness or liability secured hereby or any other amendment or waiver of or consent to any departure from any guarantee, any loan document, including the Credit Agreement, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Charged Asset or any release or amendment or waiver of or consent to or departure from any guarantee for all or any of the indebtedness and liability under the Guarantee or any indebtedness or liability secured hereby, or (iv) any other circumstance which might otherwise

                                                                              4.


constitute a defence available to, or discharge of, the Company, any guarantor or any other obligor in respect of the indebtedness and liability, secured by or in respect of this debenture.

C. LOCATION OF CHARGED ASSETS

3. The Company hereby represents and warrants to the Secured Party that:

      (a)   its chief executive office is presently at:

            375 Sligo Road West
            P.O. Box 85O
            Mount Forest, Ontario
            N0G 2L0;

      (b) all of its ledgers, books of account and other financial records are presently at the location set out in subparagraph 3(a);

      (c) the other Charged Assets are presently at the locations set out in subparagraph 3(a) and in Appendix "C" hereto.

4. The Charged Assets now situate in the Provinces of Ontario and Quebec are on the date hereof primarily situate or located at the location(s) set out in paragraph 3 hereof but may from time to time be located at other premises of the Company in Ontario or Quebec. The tangible personal property constituting the Charged Assets may also be located at other places in Ontario or Quebec while in transit to and from such locations and premises and may, from time to time, be situate or located at any other place in Ontario or Quebec when on lease or consignment to any lessee or consignee from the Company.

D. LIMITED EXCEPTIONS TO GRANT OF CHARGE

5. The last day of any term reserved by any lease or sublease, oral or written, or any agreement therefor, now held or hereafter acquired by the Company, and whether falling within the general or particular description of the Charged Assets, is hereby and shall be excepted out of the mortgage, charge and security interest hereby or by any other instrument created, but the Company shall stand possessed of the reversion of one day remaining in the Company in respect of any such term, for the time being demised, as aforesaid, upon trust to assign and dispose of the same as any purchaser of such term shall direct.

                                                                              5.


E. AGREEMENTS OF THE COMPANY

6. The Company and the Secured Party covenant and agree that:

      (a) they have not agreed to postpone the time for attachment of the security interests granted hereby with respect to the Charged Assets presently existing and that such security interests shall attach to the Charged Assets acquired after the date hereof as soon as the Company has rights in such assets;

      (b) in accordance with subsection 7(3) of the Land Registration Reform Act (Ontario), the covenants deemed to be included in a charge by subsection 7(1) of such Act are expressly excluded from this debenture; and

      (c) subject to paragraph 30 hereof, the Company shall not at any time hereafter make any claim to the Charged Assets, challenge the Secured Party's rights thereto or make any demands upon the Secured Party with respect to the Charged Assets and that the Secured Party shall from this time forward be exonerated and discharged of and from all claims and demands which the Company might or could have against the Secured Party with respect to the Charged Assets.

7. The Company represents and warrants to the Secured Party that:

      (a) the Company is the sole registered, legal and beneficial owner of an estate in fee simple in the Lands described in Appendix "A" hereto with good and marketable title thereto, and the Company is the sole legal and beneficial owner of the remainder of the Charged Assets, free of encumbrances or other right whatsoever except for the liens permitted under the Credit Agreement or otherwise approved by the Secured Party in writing ("Permitted Encumbrances");

      (b) the Company is the sole owner of the Charged Assets (except for future property);

      (c) the Company is duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

      (d) neither the execution of this debenture nor the performance by the Company of its obligations hereunder will result in any breach of or default under any law or any other agreement or document to which the Company is a party or by which it may be bound; and

      (e) the Company has the right, power and lawful authority to charge and mortgage to the Secured Party, and otherwise grant security interests in all of its right, title and interest in and to, the Charged Assets as provided for in this debenture and this debenture constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to

                                                                              6.


bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting creditors' rights and the discretion exercisable by Courts of competent jurisdiction in respect of the availability of equitable remedies.

8. The Company agrees with the Secured Party that until all indebtedness and liability owing by the Company to the Secured Party are paid in full:

      (a) it will not, without the prior written consent of the Secured Party:

            (i) incur, create, assume or permit to exist any further or additional indebtedness except as permitted under the terms of the Guarantee or the Credit Agreement;

            (ii) create, assume or permit to exist any liens upon, assign, transfer, mortgage, charge, pledge, hypothecate or otherwise grant security over or a security interest in any of the Charged Assets except to the Secured Party and except Permitted Encumbrances;

            (iii) sell, transfer, assign, or otherwise dispose of any of the
                  Charged Assets or any group of property and assets forming part of the Charged Assets except for a sale of inventory in the ordinary course of business and such other sales as permitted under the Credit Agreement;

            (iv) merge or amalgamate with any other corporation except as permitted under the Credit Agreement;

            (v) change the location of its chief executive office, place of business or principal place of residence without providing the Secured Party with fifteen days' prior written notice;

            (vi) take any action (or not take any action) which would result in a default hereunder or an Event of Default under the Credit Agreement;

            (vii) remove the Charged Assets from the locations referred to in paragraph 3 hereof unless such removal is a permitted sale of the Charged Assets or keep the Charged Assets at a location other than the locations referred to in paragraph 3 hereof provided that the Company may also remove Charged Assets to another location upon the condition that it provide the Secured Party with at least 14 days prior written notice of its intention to do so and provides to the Secured Party prior to such removal an

                                                                              7.


                  agreement from any lessor of such location as provided in subparagraph 9(1) hereof; or

           (viii) change its name without giving prior written notice to the Secured Party of the new name and the date upon which such change of name will take effect; and

     (b) it will:

            (i) hold the proceeds received from any direct or indirect dealing with the Charged Assets in trust for the Secured Party after either the occurrence of a default under the Credit Agreement or the security constituted by this debenture becoming enforceable or any of the Charged Assets are sold other than in the ordinary course of business of the Company and for the purpose of carrying on such business save and except pursuant to subsection 7.05(b) of the Credit Agreement, and forthwith remit such proceeds to the Secured Party;

            (ii) strictly comply with every covenant and undertaking heretofore or hereafter given by it to the Secured Party and take any action that may be necessary to enable any Borrower under the Credit Agreement to comply with its Obligations thereunder;

            (iii) permit the Secured Party at any time and from time to time, when the security granted pursuant to this debenture shall have become enforceable, to require any account debtor of the Company to make payment to the Secured Party of any or all amounts owing by the account debtor to the Company and the Secured Party may take control of any proceeds referred to in subparagraph 2(h) hereof and may hold all such amounts received from any account debtor and any such proceeds as cash collateral as part of the Charged Assets and as security for the indebtedness and liability secured by this debenture;

            (iv) deliver to the Secured Party promptly upon request, any documents of title, instruments, securities and chattel paper constituting, representing or relating to the Charged Assets and all statements of account, bills, invoices and books of account relating to accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Charged Assets for the purpose of inspecting, auditing or copying same;

                                                                              8.


            (v) at the Secured Party's request, cause all securities which constitute Charged Assets to be registered in the name of the Secured Party or its nominee and the Company hereby authorizes the Secured Party to transfer such securities into the name of the Secured Party or its nominee so that the Secured Party or its nominee may appear as the sole owner of record of such securities; the Company shall, at the request of the Secured Party, deliver to the Secured Party appropriate powers of attorney for transfer in blank, duly executed and with signatures guaranteed, in respect of such securities;

            (vi) immediately upon becoming aware thereof, notify the Secured Party of any loss or destruction of, or substantial damage to, any material portion of the Collateral (as defined in the Credit Agreement), and any other matters materially affecting the value, enforceability or collectibility of any of such Collateral;

            (vii) promptly notify the Secured Party of the acquisition by it of receivables or other amounts owing to it from persons located in any jurisdiction other than Ontario or Quebec;

           (viii) conduct a physical count of its inventory as provided in the Credit Agreement.

9. The Company agrees with the Secured Party that:

      (a) it will at all times fully perform and comply with all obligations imposed on, assumed by or agreed to by it pursuant to any prior encumbrance of the Lands or any part thereof or its interest therein, that it will pay all rents and perform all obligations under the leases charged by this debenture and that, if the Company shall fail so to do, the Secured Party may (but shall not be obliged to) take any action the Secured Party deems necessary or desirable acting reasonably to cure any default by the Company in the performance of or compliance with any of the Company's obligations hereunder, under any lease or imposed upon, assumed by or agreed to by the Company pursuant to any such prior encumbrance;

      (b) upon receipt by the Secured Party in regard to any such prior encumbrance or any lease of any written notice of default by the Company, the Secured Party may rely thereon and take any action as aforesaid, acting reasonably, to cure such default even though the existence of such default or the nature thereof may be questioned or denied by the Company or by any party on behalf of the Company;

                                                                              9.


      (c) at its option, the Secured Party may discharge past due taxes, liens, security interests or other encumbrances (other than Permitted Encumbrances which are not in default) at any time levied or placed on the Charged Assets and may pay for the maintenance and preservation of the Charged Assets to the extent the Company fails to do so, provided, however, that the Secured Party shall not discharge such taxes, liens, security interests or other encumbrances or pay for such maintenance or preservation prior to the occurrence and continuance of an Event of Default under the Credit Agreement unless the Secured Party shall have requested the Company to discharge such taxes, liens, security interests or other encumbrances or pay such amounts (to the extent required by the Credit Agreement) and the Company shall have failed or refused to do so within such period of time as shall have been specified by the Secured Party in such notice; provided that nothing in this debenture shall excuse the Company from the performance of any covenants or other promises with respect to taxes, liens, security interests, hypothecs, mortgages, prior claims or other encumbrances and maintenances;

      (d) the Company hereby expressly grants to the Secured Party, and agrees that the Secured Party shall have the absolute and immediate right to enter in and upon the Lands or any part thereof to such extent and as often as the Secured Party, in its sole discretion, acting reasonably, deems necessary or desirable, in order to cure any such default by the Company;

      (e) the Secured Party may pay and expend such sums of money as the Secured Party in its sole discretion, acting reasonably, deems necessary for any purpose provided for in subparagraphs 9(a), (b), (c) and (d), and the Company hereby agrees to pay to the Secured Party, immediately upon notification by the Secured Party and without demand, all such sums so paid and expended by the Secured Party, together with interest thereon at the Alternate Base Rate plus the then applicable Interest Margin both as defined in the Credit Agreement calculated and payable as provided for in the Credit Agreement (the "Interest Rate");

      (f) all sums so paid and expended by the Secured Party and such interest thereon, shall be secured hereby in addition to all other moneys hereby secured and in priority to all other mortgages and charges;

      (g) if this debenture is or shall be outstanding at the expiration of the term of any lease (a "material lease") of real property forming part of the Charged Assets which is material to the conduct of the Company's business and the Company shall refuse or neglect to exercise its right, if any, to renew such material lease and to pay the fees, costs, charges and expenses incidental to and payable upon such renewals, then, and as often as it shall happen, the Secured Party may, at its sole discretion,

                                                                             10.


effect such renewals in its own name or otherwise, and in such case every such renewed material lease and the lands and buildings thereby demised shall remain and be security to the Secured Party for the indebtedness and liability secured by this debenture and as well for the payment of all money paid by the Secured Party for every such renewal and the Secured Party's costs, charges, and expenses and interest thereon at the Interest Rate;

      (h) it will not: (i) surrender any material lease or any rights of renewal with respect thereto (except in any case where the prior written consent of the Secured Party has been obtained); subordinate any material lease to any mortgage of the fee interest of the landlord thereof in the lands subject to a material lease, unless in connection with any such subordination the Company obtains from the holder of such mortgage a non-disturbance agreement in favour of the Company and its successors and assigns (including the Secured Party) in form and substance satisfactory to the Secured Party (save and except that with respect to existing leases, the Company shall only be required to use commercially reasonable efforts to obtain such a non-disturbance agreement); (ii) terminate or cancel any material lease without the prior written consent of the Secured Party; or (iii) without the prior written consent of the Secured Party, modify, change, supplement, alter or amend any material lease either orally or in writing;

      (i) no release or forbearance of any of the Company's obligations pursuant to any material lease or pursuant to any prior encumbrance of the Company's interest in the Lands or any part thereof including without limitation the Company's obligations with respect to the payment of rent as provided for in any such lease shall release the Company from any of the Company's obligations pursuant to this debenture;

      (j) unless the Secured Party shall otherwise expressly consent in writing, the title in fee simple to the property demised by any material lease and the leasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the landlord of any such lease or the Company pursuant to any such lease or in a third party, by purchase or otherwise; and

      (k) if the Company shall, at any time before payment in full of the indebtedness and liability secured by this debenture acquire the freehold title to the Lands demised by any such lease, this mortgage and charge shall attach and extend to, and constitute a mortgage and charge of such freehold estate; and

      (1) the Company hereby agrees that it will not place the Charged Assets or allow the Charged Assets to be placed on any premises that are leased unless the

                                                                             11.


lessor of such premises has first agreed in writing with the Secured Party to subordinate and postpone any and all of its claims, security and rights to the claims and security of the Secured Party; provided that this covenant will not prohibit the Company from selling the Charged Assets in the normal course of the Company's business as hereinbefore provided.

10. The Company hereby agrees that it will at all times, both before and after default, do or cause to be done such additional things and execute and deliver or cause to be executed and delivered all such further acts and documents as the Secured Party may reasonably require for the better mortgaging, charging, confirming and granting of security interests in the present or future Charged Assets to the Secured Party, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this debenture, the granting of the security and the filing, recording, or registering of any financing statements or other documents in connection therewith. If any amount payable under, or in connection with, any of the Charged Assets shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party. If at any time the Company shall take and perfect a security interest or hypothec in any property of an account debtor or any other person to secure payment and performance of an account receivable, the Company shall promptly assign such security interest or hypothec to the Secured Party. Such assignment need not be filed, recorded or registered of public record unless necessary to continue the perfected status of the security interest or hypothec against creditors of and transferees from the account debtor or other person granting the security interest or hypothec.

11. The Company shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Charged Assets against all persons and to defend the security of the Secured Party in such Charged Assets, and the priority thereof, against any adverse lien or encumbrance of any nature whatsoever, except for such liens or encumbrances permitted by the Secured Party including, without limitation, the Permitted Encumbrances.

12. The Company shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract and agreement, interest or obligation relating to the Charged Assets, all in accordance with the terms and conditions thereof and shall indemnify and hold harmless the Secured Party and the Lenders from any and all such liabilities.

                                                                             12.


13. The Company will not, without the Secured Party's prior written consent, grant any extension of the time of payment of any of its accounts receivable, or compromise, compound or settle the same for less than the full amount thereof, or release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business. The provisions of Article X of the Credit Agreement with respect to the collection of receivables and the management of the Charged Assets are hereby deemed incorporated herein in their entirety and shall be binding upon the Company with respect to its accounts receivable as if set forth herein.

F. DEFAULT

14. All indebtedness and liability owing by the Company to the Secured Party and hereby secured shall, at the option of the Secured Party but subject to the provisions of the Delivery Agreement, become payable and the security hereby constituted shall become enforceable upon demand by the Secured Party.

15. The Secured Party may in writing (and not otherwise) waive any breach by the Company of any of the provisions contained in this debenture or any default by the Company in the observance or performance of any provision of this debenture; provided always that no waiver by the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default, whether of the same or a different nature, or the rights resulting therefrom.

G. REMEDIES OF THE SECURED PARTY

16. Whenever the security hereby constituted shall have become enforceable, and so long as it shall remain enforceable, the Company will have no right to vote or take any other action with respect to any securities constituting Charged Assets or receive any dividends or interest (whether declared or payable before or after the security hereby constituted becoming enforceable) in respect of the Charged Assets, and the Secured Party may proceed to realize such security and to enforce its rights by:

      (a) entry;

      (b) the appointment by instrument in writing of a receiver or receivers of the Charged Assets or any part thereof (which receiver or receivers may be any

                                                                             13.


person or persons, whether an officer or officers or employee or employees of the Secured Party or not and the Secured Party may remove any receiver or receivers so appointed and appoint another or others in his or their stead);

      (c) proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Charged Assets or any part thereof; or

      (d) any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity.

            In addition, the Secured Party may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, insolvency winding-up or other judicial proceedings relative to the Company.

            The Secured Party or any receiver or receivers so appointed shall have power to:

            (i) take possession of and to use the Charged Assets or any part thereof with power to exclude the Company and its officers, employees and agents therefrom;

            (ii) carry on the business of the Company (including, but not limited to, the taking or defending of any actions or legal proceedings, and the doing or refraining from doing all other things as to it, acting reasonably, may seem necessary or desirable in connection with the business, operations and affairs of the Company);

            (iii) take all such steps as it may consider necessary or desirable for the purposes of preserving, maintaining and completing all or any part of the Charged Assets and making such replacements thereof and improvements and additions thereto as it shall consider expedient;

            (iv) receive the rents, incomes and profits of any kind whatsoever from the Charged Assets and pay therefrom

                  (A) any expenses of preserving, maintaining and completing the Charged Assets, of making such replacements thereof and improvements and additions thereto as it may consider expedient and of carrying on all or any part of the business of the Company relating to the Charged Assets, and

                                                                             14.


                  (B) any charges against the Charged Assets ranking in priority to or pari passu with the security created by this debenture or the payment of which may be necessary or desirable to preserve or protect all or any part of the Charged Assets or the interest of the Secured Party therein;

            (v) lease all or any part of the Charged Assets and renew from time to time all or any of the leases on such terms and conditions as the Secured Party may determine;

            (vi) with or without taking possession, take any action or proceedings to enforce the performance of any covenant contained in any of the leases;

            (vii) enjoy and exercise all the powers of the Company as it considers necessary or desirable for the exercise of any and all of the remedies provided for herein, including, without limitation, the powers to make any arrangement or compromise on behalf and in the name of the Company which it considers expedient, to purchase on credit and borrow money on behalf and in the name of the Company and to advance its own moneys to the Company, all at such rates of interest as it may consider reasonable, and to enter into contracts and undertake obligations on behalf of and in the name of the Company for any and all of the foregoing purposes or which it considers necessary or desirable for the exercise of any of the rights, powers and remedies provided for herein, all of which borrowings, advances and obligations together with interest thereon shall, at the discretion of the Secured Party, be entitled to the security hereof in priority to the payment of the obligations secured by this debenture;

                  Every receiver appointed by the Secured Party shall be deemed to be an agent of the Company and not of the Secured Party for the purposes of (i) carrying on and managing the business and affairs of the Company and (ii) establishing liability for all of the acts or

                                                                             15.


                  omissions of the receiver while acting as such and the Secured Party shall not be in any way responsible for any acts or omissions on the part of any such receiver, its officers, employees and agents; provided that, without restricting the generality of the foregoing, the Company irrevocably authorizes the Secured Party to give instructions to the receiver relating to the performance of its powers and discretions. The appointment of a receiver or any thing which may be done by the receiver shall not have the effect of constituting the Secured Party a mortgagee in possession.

           (viii) borrow money required for the maintenance, preservation or protection of the Charged Assets or any part thereof or the carrying on of the business of the Company;

            (ix) further charge the Charged Assets in priority to the charge of this debenture as security for money so borrowed;

            (x) vote and take all other action with respect to the securities constituting Charged Assets and collect all revenues, dividends and distributions distributed in connection with such securities; and

            (xi) sell, lease or otherwise dispose of the whole or any part of the Charged Assets on such terms and conditions and in such manner as the receiver shall determine.

The Secured Party shall not be responsible for any actions or errors of omission by the receiver or receivers in exercising any such powers.

            In addition, the Secured Party may enter upon, use, occupy and possess the Charged Assets or any part thereof, free from all encumbrances, liens and charges, except for Permitted Encumbrances, without hindrance, interruption or denial of the same by the Company or by any other person or persons, and may lease or sell the whole or any part or parts of the Charged Assets. Any sale hereunder may be made by public auction, by public tender or by private contract, with or without notice and with or without advertising and without any other formality (except as required by law), all of which are hereby waived by the Company. Such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Secured Party in its sole discretion may seem advantageous. In the case of any sale on credit or partly on credit, the Secured Party shall not be accountable for any proceeds thereof unless and until actually received

                                                                             16.


by the Secured Party in cash. Such sale may take place whether or not the Secured Party has taken possession of the Charged Assets.

            The Company agrees to pay to the Secured Party forthwith on demand all expenses incurred by the Secured Party in the preparation, perfection, administration and enforcement of this debenture (including without limitation expenses incurred in considering and protecting or improving the Secured Party's position, or attempting to do so, whether before or after default), all amounts borrowed by the receiver from the Secured Party as hereinbefore provided and all costs, charges, expenses and fees (including, without limiting the generality of the foregoing, the fees and expenses of any receiver and legal fees on a solicitor and client basis) of or incurred by the Secured Party and by any receiver or receivers or agent or agents appointed by the Secured Party in connection with the recovery or enforcing of payment of any moneys owing hereunder, whether by realization, by taking possession or otherwise. All such sums, together with interest thereon at the Interest Rate, shall be secured by the charges contained herein. To the extent that the aggregate of the principal and accrued interest secured hereby and such borrowed money, costs, fees and expenses exceed the principal amount of this debenture, the Company hereby mortgages and charges and grants a security interest in the Charged Assets to the Secured Party to secure payment of such excess amount.

            No remedy for the realization of the security hereof or for the enforcement of the rights of the Secured Party shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination; and the exercise of any remedy under any document in any jurisdiction shall not prejudice or affect the exercise of any remedy under another document in any jurisdiction. The term "receiver" as used in this debenture includes a receiver and manager.

            The Secured Party shall not, nor shall any receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve, maintain, complete, protect replace or improve all or any part of the Charged Assets, to carry on all or any part of the business of the Company or to take any steps or proceedings for any such purposes. Neither the Secured Party nor any receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of all or any part of the Charged Assets, whether or not in its possession and neither the Secured Party nor any receiver appointed by its shall be liable for failure to do so. Subject to the foregoing, the Secured Party shall use

                                                                             17.

reasonable care in the custody and preservation of the Charged Assets in its possession.

17. Unless the provisions of the Credit Agreement otherwise provide, any and all payments made in respect of the indebtedness and liability secured by this debenture from time to time may be applied to such part or parts of the indebtedness and liability secured by this debenture as the Secured Party may see fit, and unless the provisions of the Credit Agreement otherwise provide, the Secured Party shall at all times and from time to time have the right to change any appropriation as the Secured Party may see fit.

18. The proceeds of any collection or sale of the Charged Assets, as well as any Charged Asset consisting of cash, shall be applied by the Secured Party as provided in section 16 of the Security Agreement among the Borrowers, SLM Trademark Acquisition Corp., the Company, SLM Trademark Acquisition Canada Corporation and the Lenders dated as of April 1, 1997 (the "Security Agreement"). Upon any sale of the Charged Assets by the Secured Party (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding) the receipt of the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Charged Assets so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

H. RIGHTS OF THE SECURED PARTY

19. The Secured Party may, in accordance with subparagraph 9(c) of this debenture, pay and satisfy the whole or any part of any liens, taxes, rates, charges or encumbrances now or hereafter existing in respect of any of the Charged Assets (other than Permitted Encumbrances which are not in default) and such payments together with all costs, charges and expenses which may be incurred in connection with making such payments shall form part of the indebtedness and liability secured by this debenture and shall be secured by the mortgages, charges and security interests granted herein. In the event of the Secured Party satisfying any such lien, charge or encumbrance, it shall be entitled to all the equities and securities of the person or persons so paid and is hereby authorized to obtain any discharge thereof

                                                                             18.


and hold such discharge without registration for so long as it may deem advisable to do so.

20. The Company grants to the Secured Party the right to set off against any and all accounts, credits or balances maintained by it with the Secured Party, the aggregate amount of any of the indebtedness and liability secured by this debenture provided the same is due.

21. The Secured Party, without exonerating in whole or in part the Company, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and may otherwise deal with the Company and all other persons and securities as the Secured Party may see fit.

22. Nothing herein shall obligate the Secured Party to extend or amend any credit to the Company.

23. The Secured Party may, upon the terms provided in the Credit Agreement, assign, transfer and deliver to any transferee any of the indebtedness and liability secured by this debenture or any security or any documents or instruments held by the Secured Party in respect thereof provided that no such assignment, transfer or delivery shall release the Company from any of the indebtedness and liability secured by this debenture; and thereafter the Secured Party shall be fully discharged from all responsibility with respect to the indebtedness and liability secured by this debenture and security, documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Secured Party under such security, documents or instruments but the Secured Party shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party.

24. The Secured Party is hereby authorized to file, record or register, as the case may be, one or more financing statements, financing change statements or other documents in all jurisdictions which the Secured Party deems necessary or appropriate for the purpose of perfecting, confirming, continuing, enforcing or

                                                                             19.


protecting the security held by the Secured Party in respect of the indebtedness and liability secured by this debenture.

25. The Company hereby appoints the Secured Party the attorney of such Company solely for the purposes of carrying out the provisions of this debenture and taking any action or executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes herewith, which appointment is irrevocable and coupled with an interest.

26. The Secured Party and such persons as the Secured Party may designate shall have the right in the manner provided in the Credit Agreement to inspect the Charged Assets, all records related thereto (and to make extracts and copies from such records) and the premises upon which any such Charged Assets are located, to discuss the Company's affairs with the officers of the Company and its independent accountants. Subject to the conditions of the Guarantee or the Credit Agreement, the Secured Party shall have the absolute right to share any information that it gains from such inspection or verification with any or all of the Lenders.

I. BENEFIT TO THE LENDERS

27. All grants of mortgages, charges and security interests and all covenants and agreements herein shall be for the benefit of the Secured Party and for the pro rata benefit of the Lenders.

I. MISCELLANEOUS

28. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaming provisions contained herein shall not in any way be affected or impaired thereby.

29. No amendment of this debenture shall be binding unless executed in writing by the party to be bound thereby.

30. Until the security hereby constituted shall have become enforceable, the Company shall have quiet possession of the Charged Assets. Upon payment by the Company, its successors or permitted assigns, of all indebtedness and liability of

                                                                             20.

the Company to the Secured Party secured hereby and the fulfilment of all other obligations of the Company to the Secured Party secured hereby and termination of the Guarantee and provided that the Secured Party is then under no obligation (conditional or otherwise) to make any further loan or extend any other type of credit to the Company or the Borrowers, the Secured Party shall, upon request in writing by the Company, delivered to the Secured Party at 633 Third Avenue, New York, New York, U.S.A. 10017 Attention: Credit Deputy, and at the Company's expense, discharge this debenture. The security hereby constituted and the charges hereunder shall automatically terminate in any of the Charged Assets when they are sold or disposed of as permitted by the Credit Agreement or hereunder or with the consent of the Secured Party. The Secured Party shall, at the expense of the Company, promptly take such actions, and execute such releases and financing change statements or other documents, which may be reasonably requested by an interested party to evidence the termination and releases contemplated hereby.

31. This debenture shall be construed in accordance with and be governed by the laws of the Province of Ontario. For the purpose of legal proceedings, this debenture shall be deemed to have been made in the said Province and to be performed therein and the courts of that Province shall have jurisdiction over all disputes which may arise under this debenture. The Company hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Secured Party from proceeding at its election against the Company in the courts of any other province, country or jurisdiction.

32. The headings in this debenture are included for convenience of reference only, and shall not constitute a part of this debenture for any other purpose.

33. This debenture is in addition to and not in substitution for any other security now or hereafter held by the Secured Party and shall be general and continuing security notwithstanding that the indebtedness and liability of the Company to the Secured Party shall be at any time or from time to time fully satisfied or paid.

34. This debenture and all its provisions shall enure to the benefit of the Secured Party, its successors and assigns, and shall be binding on the Company, its successors and permitted assigns.

35. Any demand or notice by the Secured Party in connection with this debenture shall be given to the Company c/o SLM International, Inc. at the place and in accordance with the terms set out in the Credit Agreement for the giving of notices thereunder.

                                                                             21.


36. In construing this debenture, terms herein shall have the same meaning as defined in the Personal Property Security Act (Ontario), unless the context otherwise requires. The word "Company", the personal pronoun "it" or "its" and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Company is one or more individuals, corporations or partnerships and, if more than one, shall apply and be binding upon each of them severally. The term "successors" shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation and, where the Company is a partnership, any new partnership resulting from the admission of new partners or any other change in the Company, including, without limiting the generality of the foregoing, the death of any or all of the partners.

            IN WITNESS WHEREOF the Company has executed this debenture as of the 1st day of April 1997.


                                        #1 APPAREL CANADA INC.


                                        By: /s/ D. Bruce Randall  C.S.
                                           ---------------------------
                                           D. Bruce Randall
                                           Secretary

                                       I HAVE AUTHORITY TO BIND THE CORPORATION.

                                  APPENDIX "A"

                       Legal description of freehold lands

FIRSTLY

In the Town of Mount Forest, in the County of Wellington and Province of Ontario and being composed of Part of Lot Thirty-three (33), Concession One (1), (formerly of the Township of Normanby), Part of Lot Ten (10) and Part of Duke Street according to Foster's Survey of Part of the said Town of Mount Forest and being more particularly described as follows:

PREMISING the Northwesterly limit of Sligo Road to have a bearing of North Forty-five degrees, Thirty Minutes, Zero Zero Seconds East (N45(degrees) 30' 00"E) and relating all bearings herein thereto;

COMMENCING at a Standard Iron Bar marking the most Southerly angle of said Lot Ten (10);

THENCE North Forty-two Degrees, Fifty-six Minutes, Zero Zero Seconds West (N42(degrees) 56' 00"W) along the Northeasterly limit of Perth Street and the Northwesterly production thereof, in all Eight Hundred and Six point Six One Feet (806.61) to an Iron Bar planted in the line of a post and wire fence marking the limit between the said Lot Thirty-three (33), Concession One (1) and Division Three (3) of Lot Thirty-two (32), Concession One (1), Township of Normanby;

THENCE North Forty-five Degrees, Zero Six Minutes, Fifty-five Seconds East (N45(degrees) 06' 55"E) along the said post and wire fence, Three Hundred and Seventy-eight point Zero Eight Feet (378.08) feet to an Iron Bar planted;

THENCE South Forty-two Degrees, Fifty-six Minutes, Zero Zero Seconds East (S42(degrees) 56' 00"E), Eight Hundred and Nine point One Five Feet (809.15 feet) to an Iron Bar planted in the Northwesterly limit of Sligo Road being also the Southeasterly limit of the said Lot Ten (10);

THENCE South Forty-five Degrees, Thirty Minutes, Zero Zero Seconds West (S45(degrees) 30' 00"W) along the last mentioned limit, Three Hundred and Seventy-eight Feet (378.00 feet) to the Point of Commencement, containing by admeasurement 7.008 acres be the same more or less;

Being the lands described in Instrument No. 47626D.

SECONDLY

In the Town of Mount Forest, in the County of Wellington and Province of Ontario and being composed of Part of Lot Thirty-three (33), Concession One (1), (formerly of the Township of Normanby), Part of Lot Ten (10) and Part of Duke Street (as closed by By-Law No.2013, registered as Instrument No. 6730D) according to Foster's Survey of Part of the said Town of Mount Forest and designated as Part One (1) on Reference Plan No. 60R-1863.

                                  APPENDIX "B"

# 1 APPAREL CANADA
COMPUTER
12/31/96
Account # 0850-2360

              DESCRIPTION
FIXED ASSET ADDITIONS
--------------------------------------

IBM THINKPAD
IBM 4865X\25 4MB/212MB
COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROSIGNIA 4\66 MDL 1050
COMPAQ PROUNEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200
MICROSOFT OFFICE PRO
MC 12 PORT ETHERNET HUB
ETHERCARD ULTRA
ETHERCARD ULTRA
MC 12 PORT ETHERNET HUB
MC 12 PORT ETHERNET HUB
COMPAQ 32B1T NETFLEX CONTROLLER
AMERICAN POWER BACK UPS 1250
APC APSOO3 POWERCHUTE
NOVELL NETWARE 3.12-50 USERS
MICROSOFT MAIL SERVER
PERSOFT SMARTERM 420 WIN V3.0
PERSOFT SMARTERM 420 WIN 3.0-5LP
PERSOFT SMARTERM 420 WIN 3.O-5LP
HP SR ROUTER W\V.35 SYNC CABLE
ADAPTEC 1510A SCSI CONTROLLER
U.S. ROBOTICS FAX\MODEM
HP 4 PLUS LASER PRINTER
HP 4 PLUS LASER PRINTER
HP 4MB RAM UPGRADE MEM
HP 4MB RAM UPGRADE MEM
HP JETOIRECT CARD LJ4
HP JETDIRECT CARD LJ4
HP 500 SHEET PAPER TRAY ASSEMBLY
HP 500 SHEET PAPER TRAY ASSEMBLY
HP ENVELOPE FEEDER F\LJ4
HPLASERJET 4L
HP LASERJET 4L
HP12C POSTSCRIPT INKJET PRINTER
IBM 4226 LINE PRINTER
PRTMATE NOVEL 1OBSET
PRTMATE NOVEL 1OBSET
MICROSOFT OFFICE PRO V4.3 MLP
MICR9SOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.3 MLP
MICROSOFT OFFICE PRO V4.2 WIN MLP
MICROSOFT OFFICE PRO V4.2 WIN MLP
MICROSOFT OFFICE PRO V4.2 WIN MLP
MICROSOFT OFFICE PRO V4.2 WIN MLP
SMC ETHERCARD ULTRA 16T 6 PACK
SMC ETHERCARD ULTRA 16T 6 PACK
SMC ETHERCARD ULTRA 16T 6 PACK
IBM ETHERNET PCMCIA lOBASET
IBM ETHERNET PCMCIA lOBASET
POWERSURGES - 40
COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200

# 1 APPAREL CANADA
COMPUTER
12/31/96
Account # 0850-2360

              DESCRIPTION
FIXED ASSET ADDITIONS
--------------------------------------

COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200
COMPAQ PROLINEA 4\50 MDL 200
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
TTL DESKPRO 386N\S\20 4MB SIMM
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ 14" SVGA MONITOR
COMPAQ PROLINEA 4\66 MDL 525
COMPAQ PROLINEA 4\66 MDL 525
ASANTE FRIENDLYNET 1OTA ADAPTR
ASANTE LITE NB1OT ADAPTER
ASANTE LITE NB1OT ADAPTER
ASANTE LITE NB1OT ADAPTER
ASANTE LITE NB1OLC ADAPTER
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL
IBM TCP/IP FOR DOS NETBIOS AL

HP 900 SERIES 800 MODEL G40
UPGRADE FROM 32MB MEMORY MODULE
ADD ON 32MB MEMORY MODULE
2 GB SE SCSI DISK
2 GB SE SCSI DISK
HALF-HEIGHT DDS\DAT DRIVE
4-8  GB DDS\DAT DRIVE
SYSTEM CONSOLE - GREEN SCREEN
HP-PB 16 PORT RS-232 DIRECT CONNECT MU
HP-UX 9.0 SERVER OPERATING SYSTEM
HP-UX 9.0 64 USER LICENSE FOR SERIES 800
HP-UX USER MEDIA ON DDS MEDIA
HP-UX 9.0 SYSTEM ADMIN DOCUMENTATION
HP-UX 9.0 USER GUIDES
1.3  KVA UPS
BBX - 64 USERS
INSTALLATION & CONFIGURATION

# 1 APPAREL CANADA
COMPUTER
12/31/96
Account N 0850-2360

              DESCRIPTION
FIXED ASSET ADDITIONS
--------------------------------------

DFX 5000 EPSON PRINTER WITH STAND

SMC 3812TP/24 ETHER HUB
SMC 3812TP/24 ETHER HUB
SMC 3812TP/24 ETHER HUB

COMPAQ PROLINEA 4/50 270MB SYSTEM
COMPAQ PROLINEA 4/50 270MB SYSTEM
COMPAQ PROLINEA 4/50 270MB SYSTEM
COMPAQ PROLINEA 4/50 270MB SYSTEM
COMPAQ PROLINEA 4/50 270MB SYSTEM
COMPAQ 14" SCGA MONITOR
COMPAQ 14" SCGA MONITOR
COMPAQ 14" SCGA MONITOR
COMPAQ 14" SCGA MONITOR
COMPAQ 14" SCGA MONITOR
COMPAQ WARRANTY
COMPAQ WARRANTY
COMPAQ WARRANTY
COMPAQ WARRANTY
COMPAQ WARRANTY
PDI ETHERNET ADAPTER 16BIT
PDI ETHERNET ADAPTER 16BIT
PD1 ETHERNET ADAPTER 16BIT
PD1 ETHERNET ADAPTER 16BIT
PD1 ETHERNET ADAPTER 16BIT
MICROSOFT OFFICE 4.2 WIN MIP
MICROSOFT OFFICE 4.2 WIN MIP
MICROSOFT OFFICE 4.2 WIN MIP
MICROSOFT OFFICE 4.2 WIN MIP
MICROSOFT OFFICE 4.2 WIN MIP
AMERICAN POWER SURGE
AMERICAN POWER SURGE
AMERICAN POWER SURGE
AMERICAN POWER SURGE
AMERICAN POWER SURGE

-----------------------
HP LASER JET 4L PRINTER
-----------------------

-----------------------
CASTELLE LANPRESS 2P
-----------------------

ALLIED TELESYS TRANSCEIVER
NOVELL LAN WORKPLACE DOS S-U
NOVELL FKEX I/P 1.2C

ABACUS SERVICE & INSTALLATION

TARGET SIMMPLY RAM BOARD
TTL 1MB SIMM MODULE 90NS

PANASONIC 24P1N WIDE CART PRINTER
SCANTEAM 2000 BARCODE WAND\RDR
SCANTEAM 2000 BARCODE WAND\RDR
ASANTE FN1OTA TRANSCEIVER

COMPAQ PROLINEA 4/50 MDL 200
COMPAQ PROLINEA 4/50 MDL 200
TTL DESKPRO 386N/S/20 4MB SIMM
TTL DESKPRO 386N/S/20 4MB SIMM

# 1 APPAREL CANADA
COMPUTER
12/31/96
Account #0850-2360

              DESCRIPTION
FIXED ASSET ADDITIONS
--------------------------------------

COMPAQ 14" SVGA MONITOR
PDI ETHERNET ADAPTER 16BIT
PDI ETHERNET ADAPTER 16BIT
PANASONIC 24PIN WIDE CARR PRINTER
PANASONIC 24PIN WIDE CARR PRINTER
PANASONIC 24PIN WIDE CARR PRINTER

COMPAQ MONITOR

HAYES OPTIMA EXT MODEM

486/33 4/170

VAULT 433 486/33 4/170
VAULT 433 486/33 4/170

IMPULSE NOTEBOOK

ZEBRA 140 PRINTER


SERVICE & INSTALLATION

28 - COMPAQ PROLINEA 4/50 270MB SYS
33 - KINGSTON 4MB MEMORY
28 - COMPAQ 14" SVGA MONITOR
28 - PDI ETHERNET ADAPTER 16BIT
SERVICE & INSTALLATION - 28 PC'S
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
SMC 12 PORT ETHERNET HUB
SMC 12 PORT ETHERNET HUB
SMC 12 PORT ETHERNET HUB
NOVELL 3.12 50 TO 100 UPGRADE
8 - AMERICAN POWER SURGE
8 - PERSOFT SMARTERM 420W1N 3.0-5LP
MS OFFICE 4.2 F\WIN LIC 20 USR
50 - KEYBOARD SKINS
AUI TO FIBER TRANSCEIVER
AUI TO FIBER TRANSCEIVER

ZEBRA 170X1 BAR CODE PRINTER
LEDGETRONICS V1 .70 FOR DOS

MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT OFFICE 4.2 WIN MLP
MICROSOFT MAIL SERVER+1O 3.5

2934 PRINTER
LASERJET IV PRINTER

TTX 88 MG COMPUTER
CITIZEN PRINTER

# 1 APPAREL CANADA
COMPUTER
12/31/96
Account # 0850-2360

              DESCRIPTION
FIXED ASSET ADDITIONS
--------------------------------------

RANDY PC
RANDY PRINTER
SAMSUNG
PRINTER PANASONIC
EPSON PRINTER
BROTHER Ml809 PANASONIC
AAMAZING PC WORK TYPING
IBM PC LANA
PRINTER PANASONIC
PRINTER EPSON
IBM CINDY GRAHAM
IBM PC CREDIT
PRINTER KXP1180 PANASONIC
EPSON PC PAYROLL
PRINTER BROTHERS
IBM PC ERICA
PRINTER PANASONIC

======================================
1995 ADDITIONS

LEXMARK 4039 PRINTER WITH ETHERNET AD
HP LASERJET 4 PLUS

1996 ADDITIONS
COMPAQ PROLINEA 575 8/630MB, 14" MONIT
COMPAQ PROLINEA 575 8/630MB, 14" MONIT
COMPAQ PROLINEA 575 8/630MB, 14" MONIT
COMPAQ PROLINEA 575 8/630MB, 14" MONIT
LASER TOUCH BAR CODE SCANNER
APPLE POWER MacINTOSH 7200/120
SEAGATE TAPE DRIVE

                                  APPENDIX "C"

                    Locations where Charged Property Located

#1 APPAREL CANADA INC.                     HOLT MANUFACTURING CO., INC.
375 Sligo Road West                        P.O. Box 2017
P.O. Box 850                               2208 Air Park Drive
Mount Forest, Ontario                      Burlington, N.C. 27216
NOG 2L0                                    USA

COMDYE NC.                                 KEBEC SUBLIME INC.
33 Louvain Street West                     8401 Ray-Lawson Boulevard
Montreal, Quebec                           Anjou, Quebec
H2N 1B2                                    H1J 1K6

CONFECTION ST-MATHIEU                      KNITRAMA FABRICS
3125 Bernard Pilon                         7801 Jarry East
Loc. H-8                                   Anjou, Quebec
St-Mathieu de Beloeii, Quebec              H1J 1H3
J3G 4S5

CORALTEX INC.                              PETE'S CRESTNG LTD.
800 Melchers                               1 Adelaide St.N., Unit 13
Berthierville, Quebec                      London, Ontario
JOK lAO                                    N6B 3P8

CREATION JADE INC.                         PRIMOTEX KNITTING NC.
5699, rue Principale                       432 Isabey
Ascot Corner, Quebec                       St-Laurent, Quebec
JOB lAO                                    H4T 1V3

DANSK                                      PRO-JOY
Marsvej 7-9                                530 Governors Road
DK-7430, IKAST                             Guelph, Ontario
DENMARK                                    N1K 1E3

FIN-PRINT NC.                              TRICOTS J.T.S.
530 Governors Road                         500 Sauve West #104A
Guelph, Ontario                            Montreal, Quebec
N1K 1E3                                    H3L 1Z8

BECKWITH BEMIS NC.                         LAMINATED TEXTILES LTD.
1145 Belanger                              (LAMTEX)
Sherbrooke, Quebec                         155 Signet Drive
J1K 2B1                                    Weston, Ontario
                                           M9L 1V1

SONATEX LAMINATING INC.                    TEXTILES M.T.C. LTEE
3335 North Service Road                    5575 Casgrain
Unit 2-3                                   Montreal, Quebec
Burlington, Ontario                        H2T lYl
L7N 3G2

3030 Ste-Anne Boulevard
Beauport, Quebec
GlE 6N1